UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 29, 2010

AE BIOFUELS, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-51354	26-1407544
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

20400 Stevens Creek Blvd., Suite 700
Cupertino, California 95014
(Address of Principal Executive Office) (Zip Code)

 (408) 213-0940
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Note Purchase Agreement with Third Eye Capital Corporation and Amendment No. 5 to Note and Warrant Purchase Agreement

On October 29, 2010, AE Advanced Fuels Keyes, Inc., a subsidiary of AE Biofuels, Inc. completed the conditions precedent and entered into a Note Purchase Agreement for the sale of $4,500,000 of 12% Senior Secured Term Notes (the “Term Note”) dated October 18, 2010 to Third Eye Capital Corporation (“Agent”). The Term Note has an original principal amount of $4,500,000 and is due and payable in twelve months.

Concurrently with the Term Note, AE Biofuels, Inc. (the “Company”) entered into an Amendment No. 5 and Limited Waiver (the “Amendment”) to the Note and Warrant Purchase Agreement dated as of May 16, 2008 (the “Note”) with Third Eye Capital Corporation (“Agent”). The Note had an original principal amount of $5,000,000 and originally was due and payable on May 15, 2009. On December 19, 2010, the maturity date of the Note was extended to June 30, 2010. The Amendment waives any defaults and extends the maturity date of the Note to June 30, 2011, and the Note may be extended at the option of the Company thereafter on a monthly basis upon payment of a monthly extension fee of $75,000 per month.  As of the effective date of the Amendment, the principal balance and all accrued and unpaid interest and fees outstanding on the Note was $7,327,909.

The Company has agreed to pay extension and amendment fees to the Agent of $500,000 in consideration for waivers of covenants and extension of the maturity date.  Payment may be made in shares of the Company’s stock at 90% of the closing price of the stock for an aggregate issuance not to exceed 15% of the total issued and outstanding stock.  The waiver and extension fee will be added to the outstanding principal amount on the Note.

The Purchaser also receives first lien deeds of trust on all real and personal property, subordination and postponement of all related-party and third party loans, as well as cross-collateralization and cross-default to any financing transaction among and between AE Biofuels, Inc.; AE Advanced Fuels Keyes, Inc.; and the Purchaser.  The Amendment is effective upon payment of $850,000 by AE Biofuels, Inc. against the obligations of the Note, which amount was paid as a part of the closing of the Term Note financing.

This description of the Term Note and Amendment is not complete and is qualified in its entirety by reference to the text of the agreements which are attached hereto as Exhibit 10.1 and 10.2 and is incorporated herein by reference.  See the disclosure under Item 2.03, which is incorporated by reference into this Item 1.01.

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ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION

On October 29, 2010, Third Eye Capital Corporation, as agent, (“Purchaser”) entered into a Note Purchase Agreement for the purchase of $4,500,000 million of 12% Senior Secured Term Notes dated October 18, 2010 (the “Term Note”) of AE Advanced Fuels Keyes, Inc., a subsidiary of AE Biofuels, Inc.  The Term Note is secured by first-lien deeds of trust on all real and personal property, an assignment of proceeds of all government grants, and guarantee of AE Biofuels, Inc., and a guarantee from McAfee Capital enforceable on 200,000 shares of Evolution Petroleum stock. Interest on the Term Note accrues on the unpaid principal balance and is payable monthly in arrears.  Payment of principal begins upon substantial completion and commencement of the lease of the Cilion Plant on a monthly basis equal to the greater of $200,000, $0.05 per gallon produced from the Cilion plant, or 50% of free cash flow. Prepayment of all or any portion of the outstanding principal amount of the Term Note may occur upon 60 days written notice.  Upon substantial completion and commencement of the lease of the Cilion plant, the Purchaser will receive 2% of total sales until repayment of the Term Note, after which the Purchaser will receive 1% of total sales for a period of the lesser of five (5) years or the term of the lease. The Purchaser receives a placement fee of three (3) percent of the the Note and a commitment fee of three (3) percent of the Note plus the payment of expenses relating to the establishment and operation of the Note.  The Purchaser also receives one share of stock in AE Biofuels, Inc. for every $2 of Term Note purchased. The Term Note matures twelve (12) months from closing, and at that time the outstanding principal amount of the Term Note together with all accrued and unpaid interest thereon will become due.

The Purchaser may accelerate the unpaid principal amount of the Term Note, together with accrued and unpaid interest, upon the occurrence of certain Events of Default (as defined in the Note and Warrant Purchase Agreement), and the Purchaser may exercise remedies provided for in each of the deeds of trust and security agreement securing the Term Note during the continuance of an Event of Default.

This description of the Term Note and Amendment is not complete and is qualified in its entirety by reference to the text of the agreements which are attached hereto as Exhibit 10.1 and 10.2 and are incorporated herein by reference.

ITEM 7.01 REGULATION FD DISCLOSURE

On November 2, 2010, the Company issued a press release announcing the transaction completed by the Note Purchase Agreement and the Amendment No. 5 and Limited Waiver, as disclosed under Item 1.01 and 2.03 of this Current Report.  A copy of the press release is attached hereto as Exhibit 99.1 to this Current Report and is incorporated herein by reference. The information contained herein and the attached exhibit are furnished under this Item 7.01 of this Current Report and are furnished to, but for purposes of Section 18 of the Securities Exchange Act of 1934 shall not be deemed filed with, the Securities and Exchange Commission. The information contained herein and in the accompanying exhibit shall not be incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated therein.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Exhibit No.	Description

10.1	Note Purchase Agreement dated October 18, 2010, among Third Eye Capital Corporation, as Agent; the Purchasers; and AE Advanced Fuels Keyes, Inc., including the Form of Note

10.2	Amendment No. 5 and Limited Waiver to Note and Warrant Purchase Agreement dated October 18, 2010, between AE Biofuels, Inc. and Third Eye Capital Corporation as Agent

99.1	Press Release, dated November 2, 2010

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

AE Biofuels, Inc.

Date: November 2, 2010	By:	/s/ Eric A. McAfee
Eric McAfee
Chief Executive Officer

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